FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "**Amendment**") is entered into to be effective as of February 26, 2015, by and among HIGHWATER ETHANOL, LLC, a Minnesota limited liability company ("**Borrower**"), the commercial, banking or financial institutions whose signatures appear on the signature pages to the Credit Agreement (defined below) or Bank Supplements thereto (collectively, the "**Banks**"), and AGSTAR FINANCIAL SERVICES, PCA, an United States instrumentality, as administrative agent (the "**Agent**") under the Credit Agreement.

RECITALS

A. Borrower, Agent and the Banks are parties to that certain Credit Agreement dated as of September 22, 2014 (the "**Credit Agreement**") under which the Banks agreed to extend certain loans and to provide other financial accommodations to Borrower.

B. At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement, in accordance with the terms and conditions of this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Credit Agreement Amendments**. As of the date of this Amendment:

   a. Section 2.04(a) of the Credit Agreement is hereby amended and restated as follows:

      (a) **Revolving Line of Credit Loan**. Subject to the terms and conditions set forth in this Agreement, the Banks agree to make one or more Revolving Line of Credit Advances to the Borrower on a revolving basis, during the period beginning on the Closing Date and ending on the Business Day immediately preceding Revolving Line of Credit Maturity Date (the "**Revolving Line of Credit Loan Termination Date**"), in an aggregate principal amount outstanding at any one time not to exceed Five Million and No/100 Dollars ($5,000,000.00) (the "**Revolving Line of Credit Commitment**"); *provided, however,* that at no time shall the Outstanding Revolving Advances exceed the Borrowing Base. The Revolving Line of Credit Loan shall mature and be due and payable in full at 12:00 P.M. (Minneapolis, Minnesota time) on March 1, 2016 (the "**Revolving Line of Credit Maturity Date**"). Subject to Section 2.04(j), Revolving Line of Credit Advances borrowed and repaid or prepaid may be reborrowed at any time prior to the Revolving Line of Credit Termination Date.

   b. Section 5.02(c) of the Credit Agreement is hereby amended and restated as follows:

      (c) **Capital Expenditures**. Without the prior consent of the Agent (which consent shall not be unreasonably withheld), make Capital Expenditures which exceed Two Million and No/100 Dollars ($2,000,000.00) in the aggregate during any fiscal year during the term of this Agreement. Notwithstanding the forgoing, during Borrower's 2015 fiscal year, Borrower's Capital Expenditures may exceed the forgoing limit for its out of pocket costs and expenses relating to the construction and installation of new grain storage facilities at the Project (estimated at approximately $1,880,000) and the construction costs associated with a 16 mile water pipeline serving the needs of the Project (estimated at

$4,580,000). It is further understood and agreed that Borrower's out of pocket costs and expenses related to the installation of corn oil extraction equipment at the Project were permitted to be excluded from the Capital Expenditure limitation set forth in this Section for Borrower's fiscal year 2014.

2. <u>**Effect on Credit Agreement**</u>. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3. <u>**Conditions Precedent to Effectiveness of this Amendment**</u>. The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

   a. this Amendment duly executed by Borrower, the Banks and the Agent;

   b. payment of the annual renewal fee ($10,000) for the Revolving Line of Credit Loan; and

   b. all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

4. <u>**Representations and Warranties of Borrower**</u>. Borrower hereby agrees with, reaffirms, and acknowledges as follows:

   a. The execution, delivery and performance by Borrower of this Amendment is within Borrower's power, has been duly authorized by all necessary action, and does not contravene: (i) the articles of organization, limited liability company agreement or operating agreements of any Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

   b. This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor's rights generally and by general principles of equity; and

   c. All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect; and as of the date hereof, no Default or Event of Default has occurred or is continuing under the Credit Agreement.

5. <u>**Counterparts.**</u> It is understood and agreed that this Amendment may be executed in counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

[Signature pages immediately follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

HIGHWATER ETHANOL, LLC,
a Minnesota limited liability company

By: Brian Kletscher
Its: Chief Executive Officer

[Signature page to First Amendment to Amended and Restated Credit Agreement dated as of February 26, 2015]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

AS AGENT:	**AS BANK:**
AGSTAR FINANCIAL SERVICES, PCA	**AGSTAR FINANCIAL SERVICES, PCA**
By: Ron Monson	By: Ron Monson
Its: Vice President	Its: Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement dated as of February 26, 2015]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BANK:
UNITED FCS, PCA,
as a Bank

By: ______________________
Name: Becky Huhnerkoch
Its: VP Financial Analyst

[Signature page to First Amendment to Amended and Restated Credit Agreement dated as of February 26, 2015]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BANK:

BADGERLAND FINANCIAL, ACA,
as a Bank

By: ______________________
Name: Kenneth H. Rue
Its: VP - Capital Markets

BADGERLAND FINANCIAL, FLCA,
as a Bank

By: ______________________
Name: Kenneth H. Rue
Its: VP - Capital Markets

[*Signature page to First Amendment to Amended and Restated Credit Agreement dated as of February 26, 2015*]